                                                                   Exhibit 10.16

                          TRINET EMPLOYER GROUP, INC.

               AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

                               Table Of Contents

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                                                                        Page
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ARTICLE 1    GENERAL....................................................   1

     1.1   Amendment and Restatement....................................   1
     1.2   Definitions..................................................   2

ARTICLE 2    REGISTRATION...............................................   3

     2.1   Series E Holders Demand Registration.........................   3
     2.2   Series F Holders Demand Registration.........................   4
     2.3   Series E Holders Piggyback Registrations.....................   5
     2.4   Series F Holders Piggyback Registrations.....................   6
     2.5   Series E Holders Form S-3 Registration.......................   8
     2.6   Series F Holders Form S-3 Registration.......................   8
     2.7   Expenses of Registration.....................................   9
     2.8   Obligations of the Company...................................  10
     2.9   Termination of Registration Rights...........................  11
     2.10  Delay of Registration; Furnishing Information................  11
     2.11  Indemnification..............................................  12
     2.12  Assignment of Registration Rights............................  14
     2.13  Amendment of Registration Rights.............................  14
     2.14  Limitation on Subsequent Registration Rights.................  14
     2.15  "Market Stand-Off" Agreement.................................  14
     2.16  Rule 144 Reporting...........................................  15

ARTICLE 3    COVENANTS OF THE COMPANY...................................  15

     3.1   Basic Financial Information and Reporting....................  15
     3.2   Attendance at Board Meetings.................................  16
     3.3   Confidentiality of Records...................................  17
     3.4   Reservation of Common Stock..................................  17
     3.5   Termination of Covenants.....................................  17

ARTICLE 4    MISCELLANEOUS..............................................  17

     4.1   Arbitration and Governing Law................................  17
     4.2   Successors and Assigns.......................................  18
     4.3   Severability.................................................  18

                                      i.

                               Table of Contents
                                  (CONTINUED)


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     4.4   Amendment and Waiver.........................................  18
     4.5   Delays or Omissions..........................................  18
     4.6   Notices......................................................  19
     4.7   Attorneys' Fees..............................................  19
     4.8   Titles and Subtitles.........................................  19
     4.9   Pronouns.....................................................  19
     4.10  Counterparts.................................................  19

                                      ii.

               AMENDED AND RESTATED INVESTOR'S RIGHTS AGREEMENT

     This Amended and Restated Investor's Rights Agreement (the "Agreement") is entered into as of the ___nd day of February __, 2000, by and among TriNet Employer Group, Inc., a California corporation (the "Company"), Select Appointments (Holdings) PLC and Affiliates (the "Series E Investors"), and each of those persons and entities whose names are set forth on the Schedule of Investors attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Series F Investors" and each individually as a "Series F Investor"). The Series E Investors and Series F Investors are collectively referred to as "Investors" and each individually as an "Investor." This Agreement is being entered into pursuant to that certain Series F Preferred Stock Purchase Agreement of even date herewith between the Company and the Series F Investors (the "Series F Agreement").

                                   Recitals

     Whereas, certain of the Investors hold shares of the Company's Series E Preferred Stock (the "Series E Stock") and/or shares of Common Stock issued upon conversion thereof and possess certain registration rights, information rights and other rights pursuant to that certain Investor's Rights Agreement dated as of July 22, 1995 between the Company and Series E Investors (the "Prior Agreement"); and

     Whereas, the undersigned Series E Investors desire to terminate the Prior Agreement and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement; and

     Whereas, Series F Investors are parties to the Series F Agreement, and certain of the Company's and Series F Investor's obligations under the Series F Agreement are conditioned upon the execution and delivery by Series F Investors, the holders of at least a majority of the Series E Stock and the Company of this Agreement.

                                   Agreement

     Now, Therefore, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth herein, the Series E Investors hereby agree that the Prior Agreement shall be superseded and replaced in its entirety by this Agreement, and the parties mutually agree as follows:

                                   ARTICLE 1

                                    GENERAL

     1.1 Amendment and Restatement. Effective upon the closing of the sale and issuance of the Company's Series F Preferred Stock (the "Series F Stock") pursuant to the Series F Agreement, all provisions of, rights granted and covenants made in the Prior Agreement and any other agreement between the Company and the Series E Investors are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants of this Agreement set forth the sole and entire agreement among the

                                       1.

Company and the Investors on the subject matter and supersede any and all rights granted or covenants made under any prior agreement.

     1.2 Definitions. As used in this Agreement the following terms shall have the following respective meanings:

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     "Holder" means a Series E Holder or a Series F Holder.

     "Initial Offering" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act in which the gross proceeds to the Company (before underwriting discounts, commissions and fees) are at least $20,000,000.

     "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

     "Registrable Securities" means (i) Common Stock of the Company issued or issuable upon conversion of the Shares, (ii) shares of Common Stock acquired by the Investor from other shareholders of the Company, and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Article II of this Agreement are not assigned.

     "Registrable Securities then outstanding" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

     "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed Fifteen Thousand Dollars ($15,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                                       2.

     "Series E Holder" means any Series E Investor owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.12 hereof.

     "Series F Holder" means any Series F Investor owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.12 hereof.

     "SEC" or "Commission" means the Securities and Exchange Commission.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale.

     "Shares" shall mean the Company's Series F Stock issued pursuant to the Series F Agreement, Series E Stock and any shares of Common Stock issued upon conversion of Series E Stock.

                                   ARTICLE 2

                                 REGISTRATION


     2.1  Series E Holders Demand Registration.

          2.1.1 Subject to the conditions of this Section 2.1, if the Company shall receive a written request from the Series E Holders of more than fifty percent (50%) of the Registrable Securities held by such Series E Holders then outstanding (the "Initiating Series E Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public of not less than $5,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Series E Holders, and subject to the limitations of this Section 2.1, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Series E Holders request to be registered.

          2.1.2 If the Initiating Series E Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.1.1. In such event, the right of any Series E Holder to include its Registrable Securities in such registration shall be conditioned upon such Series E Holder's participation in such underwriting and the inclusion of such Series E Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by a majority in interest of the Initiating Series E Holders and such Series E Holder) to the extent provided herein. All Series E Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Series E Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.1, if the underwriter

                                       3.

advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Series E Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Series E Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Series E Holders (including the Initiating Series E Holders). In the event that a demand registration by Series E Holders includes Series F Holders, then any limitation of the number of securities to be underwritten shall be allocated to the Series E Holders and Series F Holders on a pro rata basis based on the number of Registrable Securities held by all Series E Holders and Series F Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          2.1.3 The Company shall not be required to effect a registration pursuant to this Section 2.1:

                 (i)   prior to the earlier to occur of (A) one hundred eighty
(180) days after the Initial Offering and (B) the second anniversary of the date of this Agreement; or

                 (ii) after the Company has effected one (1) registration pursuant to this Section 2.1, and such registration has been declared or ordered effective; or

                 (iii) during the period starting with the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering; or

                 (iv) if within thirty (30) days of receipt of a written request from Initiating Series E Holders pursuant to Section 2.1.1, the Company gives notice to the Series E Holders of the Company's intention to make its Initial Offering within sixty (60) days; or

                 (v) if the Company shall furnish to Series E Holders requesting a registration statement pursuant to this Section 2.1, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Series E Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

     2.2  Series F Holders Demand Registration.

          2.2.1 Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Series F Holders of more than fifty percent (50%) of the Registrable Securities held by such Series F Holders then outstanding (the "Initiating Series F Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public of not less than $5,000,000, then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Series F Holders, and subject to the limitations of this Section 2.2,

                                       4.

use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Series F Holders request to be registered.

          2.2.2 If the Initiating Series F Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in Section 2.2.1. In such event, the right of any Series F Holder to include its Registrable Securities in such registration shall be conditioned upon such Series F Holder's participation in such underwriting and the inclusion of such Series F Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by a majority in interest of the Initiating Series F Holders and such Series F Holder) to the extent provided herein. All Series F Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Series F Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Series F Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Series F Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Series F Holders (including the Initiating Series F Holders). In the event that a demand registration by Series F Holders includes Series E Holders, then any limitation of the number of securities to be underwritten shall be allocated to the Series E Holders and Series F Holders on a pro rata basis based on the number of Registrable Securities held by all Series E Holders and Series F Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

          2.2.3 The Company shall not be required to effect a registration pursuant to this Section 2.2:

                 (i) prior to the earlier to occur of (A) July 30, 2001 or (B) twelve months after an Initial Offering for aggregate proceeds in excess of $10,000,000; or

                 (ii) after the Company has effected one (1) registration pursuant to this Section 2.2, and such registration has been declared or ordered effective; or

                 (iii) if the Company shall furnish to Series F Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Series F Holders; provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

                                       5.

     2.3 Series E Holders Piggyback Registrations. The Company shall notify all Series E Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Series E Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Series E Holder. Each Series E Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within thirty (30) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Series E Holder. If a Series E Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Series E Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          2.3.1 Underwriting. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Series E Holders of Registrable Securities. In such event, the right of any such Series E Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Series E Holder's participation in such underwriting and the inclusion of such Series E Holder's Registrable Securities in the underwriting to the extent provided herein. All Series E Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to the Series E Holders). Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Series E Holders on a pro rata basis based on the total number of Registrable Securities held by the Series E Holders; and third, to any shareholder of the Company (other than a Series E Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Series E Holders included in the registration be reduced to include the shares of any other selling shareholders or below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering, in which event any or all of the Registrable Securities of the Series E Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Series E Holders without the written consent of the holders of not less than two-thirds (66 2/3%) of the Registrable Securities held by Series E Holders proposed to be sold in the offering.

          2.3.2 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Series E Holder has elected to include

                                       6.

securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.7 hereof.

     2.4 Series F Holders Piggyback Registrations. The Company shall notify all Series F Holders of Registrable Securities in writing at least thirty (30) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Series F Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Series F Holder. Each Series F Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within thirty (30) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Series F Holder. If a Series F Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Series F Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          2.4.1 Underwriting. If the registration statement under which the Company gives notice under this Section 2.4 is for an underwritten offering, the Company shall so advise the Series F Holders of Registrable Securities. In such event, the right of any such Series F Holder to be included in a registration pursuant to this Section 2.4 shall be conditioned upon such Series F Holder's participation in such underwriting and the inclusion of such Series F Holder's Registrable Securities in the underwriting to the extent provided herein. All Series F Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (which underwriter or underwriters shall be reasonably acceptable to the Series F Holders). Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Series E Holders on a pro rata basis based on the total number of Registrable Securities held by such Series E Holders; third, to the Series F Holders on a pro rata basis based on the total number of Registrable Securities held by such Series F Holders; and fourth, to any shareholder of the Company (other than a Series E Holder or a Series F Holder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Series F Holders included in the registration be reduced to include the shares of any other selling shareholders or below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering, in which event any or all of the Registrable Securities of the Series F Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Series F Holders without the written

                                       7.

consent of the holders of not less than two-thirds (66 2/3%) of the Registrable Securities held by Series F Holders proposed to be sold in the offering.

          2.4.2 Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.4 prior to the effectiveness of such registration whether or not any Series F Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.7 hereof.

     2.5 Series E Holders Form S-3 Registration. In case the Company shall receive from any Series E Holder or Series E Holders of Registrable Securities a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Series E Holder or Series E Holders, the Company will:

          2.5.1 promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Series E Holders of Registrable Securities; and

          2.5.2 as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Series E Holder's or Series E Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Series E Holder or Series E Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.5:

                 (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Series E Holders; or

                 (ii) if the Series E Holders, together with holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000; or

                 (iii) if the Company shall furnish to the Series E Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Series E Holder or Series E Holders under this Section 2.5; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                 (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                                       8.

          2.5.3 Subject to the foregoing, the Company shall file Form S-3 registration statements covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Series E Holders.

     2.6 Series F Holders Form S-3 Registration. In case the Company shall receive from the Series F Holders representing at least twenty percent (20%) of the Registrable Securities held by Series F Holders a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Series F Holder or Series F Holders, the Company will:

          2.6.1 promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Series F Holders of Registrable Securities; and

          2.6.2 as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Series F Holder's or Series F Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Series F Holder or Series F Holders joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.6:

                 (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Series F Holders; or

                 (ii) if the Series F Holders, together with holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; or

                 (iii) after the Company has effected one (1) registration pursuant to this Section 2.6 within a twelve-month period, and such registration has been declared or ordered effective; or

                 (iv) if the Company shall furnish to the Series F Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Series F Holder or Series F Holders under this Section 2.6; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                 (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                                       9.

          2.6.3 Subject to the foregoing, the Company shall file Form S-3 registration statements covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Series F Holders.

     2.7 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 or Section 2.2 or any registration under Section 2.3, Section 2.4, Section 2.5 or Section 2.6 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.1, 2.2, 2.5 or 2.6 the request of which has been subsequently withdrawn by the Initiating Series E Holders or Initiating Series F Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Series E Holders or Initiating Series F Holders were not aware at the time of such request or (b) the Series E Holders of a majority of Registrable Securities held by Series E Holders, or the Series F Holders of a majority of Registrable Securities held by Series F Holders, agree to forfeit their right to one requested registration pursuant to Section 2.1 and Section 2.2 respectively, in which event such right shall be forfeited by all such Holders. If the Initiating Series E Holders or Initiating Series F Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.1 and Section
2.2 to one demand registration statement or Section 2.5 and 2.6 to demand registrations.

     2.8 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          2.8.1 Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or with respect to a Form S-3 Registration Statement, one hundred eighty (180) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

          2.8.2 Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          2.8.3 Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                                      10.

          2.8.4 Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          2.8.5 In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          2.8.6 Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          2.8.7 Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

     2.9 Termination of Registration Rights. All registration rights granted to a Holder under this Article II shall terminate and be of no further force and effect as to such Holder upon the date on which the Company's Common Stock is publicly traded on a national securities exchange and all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any ninety
(90) day period.

     2.10 Delay of Registration; Furnishing Information.

          2.10.1 No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article II.

          2.10.2 It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1, 2.2, 2.3, 2.4, 2.5 or 2.6 that the selling Holders shall furnish to

                                      11.

the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

           2.10.3 The Company shall have no obligation with respect to any registration requested pursuant to Section 2.1, Section 2.2, Section 2.5 or
Section 2.6 if, due to the operation of subsection 2.10.2, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.1,
Section 2.2, Section 2.5 and Section 2.6 whichever is applicable.

     2.11 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.1, 2.2, 2.3, 2.4, 2.5 or 2.6:

           2.11.1 To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and legal counsel of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.11.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

           2.11.2 To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, and legal counsel and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under

                                      12.

such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.11.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.11 exceed the proceeds from the offering received by such Holder.

          2.11.3  Promptly after receipt by an indemnified party under this
Section 2.11 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.11, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.11 to the extent of such prejudice only, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.11.

          2.11.4 If the indemnification provided for in this Section 2.11 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be

                                      13.

determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

           2.11.5  The obligations of the Company and Holders under this Section
2.11 shall survive completion of any offering of Registrable Securities in a registration statement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article II may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a subsidiary, parent, sister corporation, general partner, limited partner or retired partner of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least sixty thousand (60,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.13 Amendment of Registration Rights. Any provision of this Article II may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and (i) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series E Holders and (ii) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series F Holders. Any amendment or waiver effected in accordance with this Section 2.13 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Article II, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.14 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of (i) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series E Holders and (ii) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series F Holders, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights.

     2.15 "Market Stand-Off" Agreement. If requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period

                                      14.

specified by the representative of the underwriters not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

                (i) such agreement shall apply only to the Company's Initial Offering; and

                (ii) all officers, directors and other greater than 1% shareholders of the Company enter into similar agreements.

     The obligations described in this Section 2.15 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The obligations described in this
Section 2.15 shall permit transfers of any Common Stock (or other securities) of the Company held by Series F Holders to a general partner, limited partner or retired partner of such Series F Holder; provided, such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. The foregoing notwithstanding, if the Company or the underwriters waives the application of the stand-off agreement for any officer, director or greater than 1% shareholder, each Holder shall no longer be subject to the terms of this
Section 2.15.

     2.16 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

           (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

           (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act;

           (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                                   ARTICLE 3

                           COVENANTS OF THE COMPANY

                                      15.

     3.1  Basic Financial Information and Reporting.

          3.1.1 The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

          3.1.2 As soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, the Company will furnish Investor with an audited consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by an opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

          3.1.3 So long as the Series E Investor (with its affiliates) shall own not less than 500,000 Shares of Common or 10,000 Shares of Series E Stock (as adjusted for stock splits and combinations), the Company will furnish the Series E Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within twenty-one (21) days thereafter, a consolidated balance sheet of the Company as of the end of each such month, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

          3.1.4 So long as the Series F Investor (with its affiliates) shall own not less than 20,000 Shares of Common or 10,000 Shares of Series F Stock (as adjusted for stock splits and combinations), the Company will furnish the Series F Investor as soon as practicable after the end of each fiscal quarter, and in any event within twenty-one (21) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarter, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such quarter and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     3.2 Attendance at Board Meetings. One representative of the Series F Investors reasonably acceptable to the Company shall have the right to attend all meetings of the Board of Directors in a nonvoting observer capacity, to receive notice of such meetings and to receive information provided by the Company to the Board of Directors; provided, however, that the Company may require as a condition precedent to any Series F Investor's rights under this

                                      16.

Section 3.2 that such representative proposing to attend any meeting of the Board of Directors shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all information so received during such meetings or otherwise; and provided further, that the Company reserves the right not to provide information and to exclude such representative from any meeting or portion thereof if delivery of such information or attendance at such meeting by such representative would result in disclosure of trade secrets to such representative or would adversely affect the attorney-client privilege between the Company and its counsel. Notwithstanding Section 3.5 hereof, the rights set forth in this Section 3.2 shall terminate six months after the Initial Offering.

     3.3 Confidentiality of Records. The Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that Investor may disclose such proprietary or confidential information to any partner, subsidiary, principal shareholder, officer or director or employee or parent of Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary, principal shareholder, officer or director or employee or parent is advised of the confidentiality provisions of this Section 3.3.

     3.4 Reservation of Common Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     3.5  Termination of Covenants. All covenants of the Company contained in
Article III (other than Section 3.3) of this Agreement shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to the Initial Offering.

                                   ARTICLE 4

                                 MISCELLANEOUS


     4.1 Arbitration and Governing Law. All disputes, controversies, differences, claims or the like between the parties under, arising out of or related to this Agreement, or the performance, enforcement, breach, termination or validity of this Agreement (collectively, "Disputes"), shall first be discussed in good faith between responsible executives of each party (with necessary authority to resolve the Dispute on behalf of each party) with a view to promptly and amicably resolving the Dispute. Such discussion shall continue for a maximum of 90 days after one party provides written notice to the other of the Dispute. If a Dispute cannot be resolved by such executives, the Dispute shall be submitted to final and binding arbitration in accordance with the Rules of the American Arbitration Association (the "AAA"). The arbitration shall be commenced when one party serves the other with a written demand to arbitrate. Any arbitration shall be conducted in San Francisco, California, and the parties consent to the personal jurisdiction of the courts there, for any cause arising out of or otherwise related to this arbitration, its conduct and its enforcement. Resolution of Disputes under this Agreement shall be governed by and construed under the substantive laws of California, as applied to agreements executed and performed entirely in California by California residents,

                                      17.

without regard to conflicts of law rules. Each party agrees to abide by the award rendered in any arbitration conducted pursuant to this Agreement and agrees that a judgment of the court having jurisdiction may be entered upon the award. The arbitration panel shall consist of three impartial arbitrators selected by the AAA in accordance with their rules. Prompt disposal of any Dispute is important to the parties, and the resolution of any Dispute shall therefore be conducted expeditiously. The arbitration panel shall give active, attentive case management to the scope, form, cost-effectiveness and scheduling of all discovery that may be needed in order that the lack of discovery does not itself cause an injustice. However, there shall be no discovery that the arbitrators do not find to be cost-effective and needed. The arbitrators may issue orders to protect the confidentiality of proprietary information, trade secrets and other sensitive information disclosed in discovery or the final hearing, and to protect against misuse of such information and secrets. The parties agree to abide by such orders. The arbitrators shall assess their costs, fees and expenses against the party losing the case unless the panel believes that neither party is the clear loser, in which case the arbitrators shall divide their fees, costs and expenses according to their sole discretion. Attorneys fees shall be paid as provided in Section 4.7. The arbitrators shall state in writing the reasons upon which the final award is based.

     4.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price. The rights and obligations under this Agreement may not be assigned by the Company.

     4.3 Severability. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.4  Amendment and Waiver.

          4.4.1 Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company, the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series E Holders and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series F Holders.

          4.4.2 Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series E Holders and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Registrable Securities then held by Series F Holders.

                                      18.

     4.5 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     4.6 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) two (2) days after deposit with an internationally recognized overnight courier, specifying two-day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

     4.7 Attorneys' Fees. In the event that any dispute among the parties to this Agreement should result in arbitration or litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     4.8 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     4.9 Pronouns. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

     4.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    [REST OF PAGE INTENTIONALLY LEFT BLANK]

                                      19.

     In Witness Whereof, the parties hereto have executed this Investor's Rights Agreement as of the date set forth in the first paragraph hereof.

Company:

TriNet Employer Group, Inc.
101 Callan Avenue, Third Floor
San Leandro, California 94577

By:___________________________________
Title:________________________________

Investors:

SELECT APPOINTMENTS NORTH AMERICA INC.
Ziggurat Grosvenor Road
St. Albans, Hertfordshire
UK AL13HW

By:___________________________________

By:___________________________________
   Print Name:

BESSEMER VENTURE PARTNERS V L.P.

By: Deer V & Co. LLC, General Partner

By:___________________________________
    Robert H. Buescher, Manager

BESSEC VENTURES V L.P.

By: Deer V & Co. LLC, General Partner

By:___________________________________
     Robert H. Buescher, Manager

BVE LLC.

By: Deer V & Co. LLC, General Partner

By:___________________________________
     Robert H. Buescher, Manager

                                      20.

                                   Exhibit A


Name and Address                                  Shares
----------------                                  ------

BESSEMER VENTURE PARTNERS V L.P.                    87,453
Attn: Robert H. Buescher
1400 Old Country Road, Suite 407
Westbury, New York 11590

BESSEC VENTURE V L.P.                               58,302
Attn: Robert H. Buescher
1400 Old Country Road, Suite 407
Westbury, New York 11590

BVE LLC                                              4,508
Attn: Robert H. Buescher
1400 Old Country Road, Suite 407
Westbury, New York 11590

TOTAL:                                             150,263

                                      21.